Exhibit 99.1

CITI TRENDS, INC. ANNOUNCES EXECUTIVE TRANSITION

Names Bruce Smith Acting CEO

Appoints Ed Anderson as Executive Chairman

SAVANNAH, GA (March 23, 2017) — Citi Trends, Inc. (“Citi Trends” or the “Company”) (NASDAQ:CTRN) today announced that its Board of Directors (the “Board”) has appointed Bruce Smith, the Company’s Chief Operating Officer and Chief Financial Officer, as Acting Chief Executive Officer, and Ed Anderson, as Executive Chairman, effective immediately.  Jason Mazzola has resigned as CEO and a director of the Company to pursue another opportunity.

The Board has commenced a formal search process to identify a permanent CEO. Although the timing of the completion of this process cannot be determined with certainty, the Board’s objective is to make an appointment as soon as practical while allowing time for a thorough search. Mr. Smith, who will continue to serve as COO and CFO during the search process, has had a broad role with the Company’s management team during his tenure and will work closely with Mr. Anderson to manage Citi Trends’ operations and advance the Company’s long-term business strategy.

“I look forward to working closely with Bruce, who has demonstrated an important range of skills and insights during his 10 years with the Company, and the rest of the leadership team to create immediate and lasting value for our stockholders, customers and employees,” said Mr. Anderson.  “We have begun a search for a permanent CEO, and will, of course, strongly consider Bruce for this role given his qualifications and excellent service to the Company over the years.  Citi Trends’ future is bright and everyone within the organization remains focused on delivering outstanding product that excites our customer, fuels loyalty and drives sales.” Mr. Anderson continued, “We appreciate Jason’s contributions to the Company during his tenure and wish him well in his future endeavors.”

“Having worked alongside Ed for many years, in addition to having developed our strategic plan with Jason and the management team, I believe we are well positioned to capitalize on the many opportunities that lie ahead,” said Mr. Smith.

John Lupo, lead independent director, stated, “Ed is a proven leader who has made significant contributions to Citi Trends during his more than 15 years with the Company.  His intimate knowledge of the Company and our industry make him ideally suited to work with Bruce, a talented executive with significant expertise.   I am confident they will continue to advance our strategic priorities put in place to drive sustained growth and profitability, which the Board would expect to be reflected in the market valuation of our stock and the delivery of solid returns to our shareholders. With this strong foundation in place, the Board is committed to Citi Trends’ long-term business strategy and confident in management’s ability to execute during this transition and beyond.”

Mr. Smith has been the CFO of Citi Trends since April 2007 and has served as its Chief Operating Officer since March 2015. He brings more than 35 years of experience in strategic and financial management and operations. Prior to joining Citi Trends, Mr. Smith served as CFO and Executive Vice President of Hancock Fabrics Inc., a specialty retailer of crafts and fabrics. Prior to that, he served as CFO and Executive Vice President of discount retailer, Fred’s Inc. Mr. Smith is a Certified Public Accountant.

Mr. Anderson has served as a Citi Trends director since 2001 and as Chairman of the Board since May 2006, including holding the Executive Chairman title on three occasions. He served as CEO of the Company from 2001 to April 2009 and returned to that position from January 2012 to March 2015. From 1997 to 2001, Mr. Anderson was Chief Financial Officer of Variety Wholesalers, Inc., an operator of discount stores. Prior to 1997, Mr. Anderson served as Chairman, President and Chief Executive Officer of Rose’s Stores, Inc., a discount retailer.

As the leadership transitions, the Board has reduced the size of its Board of Directors to six members, from seven members, effective immediately.

About Citi Trends

Citi Trends, Inc. is a value-priced retailer of urban fashion apparel and accessories for the entire family. The Company operates 538 stores located in 31 states. Citi Trends’ website address is www.cititrends.com.  CTRN-G

Forward-Looking Statements

All statements other than historical facts contained in this news release, including statements regarding our future financial results and position, business policy and plans and objectives of management for future operations, are forward-looking statements that are subject to material risks and uncertainties. The words “believe,” “may,” “could,” “plans,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to Citi Trends, are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results or developments may differ materially from those included in the forward-looking statements as a result of various factors which are discussed in Citi Trends filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, growth risks, consumer spending patterns, competition within the industry, competition in our markets, the ability to anticipate and respond to fashion trends and the outcome of our current proxy fight and any other actions of activist stockholders. Any forward-looking statements by the Company are intended to speak only as of the date such statements are made. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, Citi Trends does not undertake to publicly update any forward-looking statements in this news release or with respect to matters described herein, whether as a result of any new information, future events or otherwise.

Important Additional Information

Citi Trends, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Citi Trends stockholders in connection with the matters to be considered at Citi Trends’ 2017 Annual Meeting. Citi Trends intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Citi Trends stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT

INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Citi Trends’ 2017 Annual Meeting. Information regarding the direct and indirect beneficial ownership of Citi Trends’ directors and executive officers in Citi Trends securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in Citi Trends’ Annual Report on Form 10-K for the year ended January 30, 2016, filed with the SEC on April 13, 2016 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 28, 2017 filed on May 31, 2016, August 29, 2016 and December 5, 2016, respectively. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Citi Trends with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.cititrends.com.

Media Contact:

Phil Denning, ICR
646-277-1258
phil.denning@icrinc.com

Investor Contact:

Bruce Goldfarb, Chuck Garske and Teresa Huang
Okapi Partners
212-297-0720